Exhibit 99.8

Leader Toolkit

November 1, 2018

It is important to communicate consistently with our teams about the merger. We have prepared information to help you navigate the questions you may receive over the next several days. We do not have answers to every potential question, but we will provide updates as more details become available. We will rely on you to share accurate information with your team members about what resources are available and the key points your employees and third parties need to know.

TIMELINE

Date	Time (CDT)	Item
11/1/18	5:00 a.m.	Joint news release issued and employee information distributed by email
11/1/18	8:00 a.m. & 9:00 a.m.	Investor conference calls for Encana and Newfield, respectively
11/1/18	10:30 a.m.	All-employee meeting at Cynthia Woods Mitchell Pavilion Events Center
11/1-2/18	12 noon	HR leadership to host meetings with teams / employees to help work through details on COC plans
11/1-2/18	Afternoon	Managers determine employees who were out-of-office / unable to attend meeting on November 1 and share with HRBP. Managers/HR communicate timely via phone to these employee.
Early November		Managers reach out to key contractors and third-party contacts to share key messages as appropriate.

RESOURCES:

•                  Joint news release posted on Newfield.com

•                  Employee memo from Lee distributed via email

•                  FAQs—distributed via email and posted on Connections

•                  Encana investor presentation and other communications posted on Encana website (https://www.encana.com/)

•                  Coming soon: Connections page with all communications, Change of Control Severance Plan information, links to financial planning resources, EAP information and more

KEY POINTS TO KNOW

1.              Dominant, multi-basin company in three of the top onshore liquids plays* (Permian, Anadarko and Montney)

2.              Scale—nearly 600,000 BOEPD in production, >50% liquids

3.              Returns capital to stockholders—excess cash flow to allow for dividends and buy backs

4.              Profitable production growth and improved returns

5.              Strong financial structure

[*This does not include offshore, oil sands or international]

OVERVIEW:

•                  Newfield will be merging with Encana. We expect the transaction to be finalized in the first quarter of 2019.

•                  Between now and the close of the transaction, business will continue as usual. Until the deal has closed, we will continue to operate as separate companies. It is still important for us to deliver our 2018 business plan.

•                  It is important that we remain focused on our job and the tasks at hand, and continue to deliver operational excellence. Focus also means paying attention to what you are doing and observing our safety practices.

•                  We know you will have numerous questions. We promise to answer as many of your questions as possible. There may be numerous questions that we initially cannot answer, but we ask you to be patient. We will share new and updated information as soon as we have it.

DO	DON’T
Read all available materials so you can answer questions. If you don’t know the answer to a question, say so and try to find the answer.	Speculate or guess
Stick to the facts and be consistent in your communications.	Promise or guarantee
Refer employees to Connections, where written materials and updates will be posted.	Create additional written materials about the transaction
Be empathetic. The proposed transaction creates uncertainty and may result in anxiety for our employees. Give employees time to digest the news and then refocus, and support those efforts.	Criticize their feelings or rationalize their emotions.

THINGS TO REMEMBER:

•                  Be visible and accessible to employees; watch for change in behaviors

•                  Do not make assumptions about what will or will not happen, or promises you cannot keep

•                  Do not take implied or voiced threats lightly; notify your HRBP, legal or security immediately

•                  Own the messaging as a manager and a representative of the Company

•                  Do not hesitate to remind the employees of the Employee Assistance Plan. Contact details are on Connections.

•                  Refer all media and investor questions to Investor Relations (Steve Campbell) or Corporate Communications (Cindy Hassler)

Forward-Looking Statements

This communication includes certain statements that constitutes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Newfield Exploration Company (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will,” “should,” “would,” “may” and “could” or similar words or expressions are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. Important risks, assumptions and other important factors that could cause future results to differ materially from those expressed in the forward-looking statements are specified in Newfield Exploration Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Quarterly Reports on Form 10-Q for any subsequent periods under headings such as “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings and furnishings made by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Encana plc (“Encana”) will file a registration on Form S-4 that will include a joint proxy statement of the Company and Encana.  The definitive joint proxy statement/prospectus will be sent to the stockholders of the Company and Encana.  Encana and the Company may also file other documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of the Company in connection with the Company’s shareholder meetings.  Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by the Company with the Securities and Exchange Commission (“SEC”) from the SEC’s website at www.sec.gov.  Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Newfield Exploration Company, 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380.  Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at ir.newfield.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its security holders with respect to the transaction.  Information about these persons is set forth in the Company’s proxy statement relating to its 2018 Annual Meeting of Stockholders, as filed with the SEC on March 29, 2018 and subsequent statements of changes in beneficial ownership on file with the SEC.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s security holders generally, by reading the joint proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.